1 As of September 30, 2005 Exhibit 99.1

• Multi-bank holding company with significant operating autonomy at the individual banks
• Banking assets of $6.3 billion at September 30, 2005
• Listed on the NYSE (CHZ), market capitalization as of September 30, 2005 was $1.2 billion
• 121 full service banking offices and 152 ATM locations in VT, NH, MA, ME
• Commercial loans represent over 70% of the total loan portfolio and core deposits comprise over 95% of total funding
• Strong wealth management operation with assets under administration of
$8.6 billion and assets under management of $2.0 billion
• Excellent credit quality with year-to-date net charge-offs at .03% and an allowance for loan losses to loans of 1.39%
Who We Are

Recognized competency in an attractive business mix
Deep relationships with worthwhile customers
Conservative underwriting standards and disciplined lending
Efficient generator of low cost stable deposits
Proven leadership focus to achieve superior financial results
Well-established and tangible shareholder orientation
A Tradition of Success

CHITTENDEN CORPORATION

CANADA
MAINE
UNITED STATES
VERMONT
NEW HAMPSHIRE
NEW YORK
Manchester
Atlantic Ocean
Lowell
MASSACHUSETTS
Boston
Worcester
Springfield
CONNECTICUT
RHODE ISLAND
Providence
Cape Cod Bay

Our Target Markets
9/30/05%
Assets (in millions)
Chittenden Bank $3,147 49%
Ocean National Bank $1,654 26%
Bank of Western Mass $684 11%
Flagship Bank $511 8%
Maine Bank & Trust $351 6%
Total $6,347 100%
VT 43%
NH 22%
MA 26%
ME 9%
VT 52%
NH 20%
MA 19%
ME 9%
9/30/05
Loans by State
Deposits by State
9/30/05

CUSTOMERS
CUSTOMERS
Chittenden
Bank
Ocean
National Bank
Bank of Western
Massachusetts
Flagship Bank
& Trust
Maine Bank &
Trust
CHITTENDEN SERVICES CHITTENDEN SERVICES
GROUP GROUP
CORPORATE CORPORATE
Corporate Structure

Vermont Market
• State population of nearly 620,000
• Greater Burlington population over 150,000
• 13% population growth in Chittenden County since 1990
• Greater Burlington median household income of $48,000
• Greater Burlington median age = 34
• Homeownership rate of over 70% exceeds national average
• Median housing value increased by 24% from 2000-2003
• Nearly 9,000 new business startups in 2004
• 23% new job growth 1990-2000 (Greater Burlington area)
• 30,000 businesses and 70,000 households
• Small Business Culture - 50% of jobs are from companies
with less than 100 employees
Our Target Markets

Greater Springfield Market     Greater Worcester Market
• Population nearly 700,000 in Pioneer Valley
(Hampden, Hampshire and Franklin Counties)
• Median household income of $41,000
• Median age = 36
• Above national/regional employment averages in
education, insurance, health services, manufacturing
• Over 20 colleges located in Pioneer Valley
• 1993 - 2000 Pioneer Valley job growth over 15%
• 23,000 businesses and 90,000 households
• Telecommunications crossroads for New England
• 3rd largest city in New England
• Population of 777,000 in Worcester Co.
• 6 million people within a 50 mile radius
• Median household income of $48,000
• Median age = 36
• 32,000 new jobs created in Worcester area
between 1991 - 2003
• Over 18% job growth in region (1993 - 2000)
• Value of Worcester’s total assessed property value up
nearly 15% in FY2003
• Over 25,000 businesses and 110,000 households
• 16 colleges in Worcester Co.
• Known as “The Center of Excellence in Biotechnology”
Our Target Markets

Southern NH/Seacoast Market
• Total regional population over 1 million
• 17% population growth 1990 - 2003
• Median household income of $50,000
• Median age = 37
• Large pool of professionals, 42% of Portsmouth
residents hold a bachelor’s degree or >
• 75% of NH businesses employ <10 people
• Over 50% of all employees are with firms <250
people
• Over 5,000 new business startups in NH annually
(1998-2002)
• New Hampshire gross domestic product up 5.6% in
2003, 16
th
fastest growth in the United States
• Over 40,000 businesses and 150,000 households
Greater Portland Market
• Combined population of Cumberland and York Co.
nearly 470,000
• 15% population growth 1990 - 2003
• Median household income of $44,000
• Median age = 35
• Median housing value up 36% 2000-2003
• 30% of population with bachelor’s degree or higher
• 25% increase in residential building permits from
2000-2003 in the state
• 20% of Maine workforce in businesses with
4 or < employees
• Over 20,000 businesses and nearly 60,000
households
• 36 million tourist visits annually to Portland area
Our Target Markets

Our Target Customers
Commercial Banking
Businesses with Revenues of
$1 to $100 Million; Loan Needs up to $20
Million; Multiple Product and Service Needs
Community Banking
Individuals and Families who are Financially
Sophisticated with Multiple Product and Service
Needs and Household Incomes building
to > $50,000
Wealth Management
Businesses and Individuals with Investment
Management, Brokerage, Trust and/or Private
and Professional Banking Needs

10 Commercial & Community Banking * * * * * * * * *

A Diversified Loan Portfolio
12/31/01
9/30/05
Consumer
12%
Municipal
3%
Multi Family
2%
Commercial RE
32%
Home Equity
6%
Residential
22%
Construction
3%
C&I
20%
Total loans as of December 31, 2001 and September 30, 2005 were $2.8 billion and $4.4 billion respectively
Consumer
6%
Municipal
4%
Multi Family
4%
Commercial RE
40%
Home Equity
7%
Residential
16%
Construction
4%
C&I
19%
Growth in C & I and Commercial Real Estate
14%
25%
14%
13%
18%
0%
10%
20%
30%
2001 2002 2003 2004 9/05
60%
65%
67%
71%
70%
29%
30%
33%
35%
40%
0%
20%
40%
60%
80%
2001 2002 2003 2004 9/05
Commercial Consumer

Commercial Loan Diversification by Industry
1. This chart encompasses the total commercial loan portfolio at September 30, 2005, which includes
C&I, municipal, commercial RE, construction, and multi family loans.
2. Industry classifications are based on NAICS sector codes
Admin/Support & Waste Mgmt &
Remediation Svcs
1.00%
Arts, Entertainment
& Rec
2.62%
Construction
5.93%
Agriculture, Forestry,
Fishing & Hunting
1.18%
Other
0.83%
Wholesale Trade
4.86%
Accomodation &
Food Srvc
10.98%
Other Srvc
(except Public Admin)
3.29%
Transportation &
Warehousing
1.72%
Real Estate,
Rental & Leasing
31.43%
Utilities
0.03%
Health Care
& Soc Assist
4.82%
Finance & Insurance
1.61%
Manufacturing
9.72%
Educational
Srvc
4.16%
Professional, Scientific,
& Tech Srvc
2.65%
Mgmt of Companies
& Enterprises
0.43%
Retail Trade
8.27%
Information
1.45%
Mining
0.63%
Public Admin
2.39%

Cash Secured
0.69%
Warehouse
4.55%
Restaurant/Bar
1.02%
Other Business
Assets
2.03%
Development
0.86%
Elderly Housing
0.40%
Other
3.03%
Office
27.18%
Mobile Home Park
0.83%
Mixed
13.08%
Industrial
7.58%
Apartments
22.09%
Educational
0.13%
Recreational
0.48%
Land
1.42%
Mercantile
1.30%
Manufacturing
1.87%
Hotel/Motel
0.15%
Auto Sales/Svc Station
1.33%
Shopping Ctr/Stores
9.98%
Real Estate, Rental and Leasing
1. This chart is a subset of the Commercial Loan Diversification by Industry chart on page 12
2. Industry classifications are based on NAICS sector codes

Continuing Core Deposit Growth
12/31/01 9/30/05
Total Deposits as of December 31, 2001 and September 30, 2005 were $3.7 billion and $5.4 billion respectively
CDs < $100,000
17%
CDs > $100,000
5%
CMA/MMA
37%
Demand Deposits
17%
NOW
13%
Savings
10%
Borrowings
1%
57%
43%
53%
47%
56%
44%
57%
43%
57%
43%
0%
15%
30%
45%
60%
75%
2001 2002 2003 2004 9/05
Consumer Commercial
30%
29%
35%
34% 34%
0%
10%
20%
30%
40%
2001 2002 2003 2004 9/05
Transaction Deposits % of Total Funding
CDs < $100,000
14%
CDs > $100,000
11%
CMA/MMA
28%
Demand Deposits
18%
NOW
16%
Savings
9%
Borrowings
4%

Business Services
Cash Management (10%)
• High level of service to business clients
• Seasoned delivery team with national
level expertise
• Full menu of products
Merchant Services
ACH
Lock box
Sweep accounts
Payroll Services (3%)
• Over 1,300 customers
• Full menu of products
• Annualized three year growth rate of 19%
Business Credit Cards  (2%)
• Only available to commercial customers
• Credit review performed as part of  the
normal commercial lending process
• Outstanding loans were $10.4 million and
interchange fee income was $875,000 for
the first nine months of 2005
Retirement Plan Services (1%)
• Primary focus is on defined benefit and
contribution plans
• Over 450 customers advised
• Total retirement plan assets of $769 million
• Full array of services
Design
Administration/recordkeeping
Custodial/trustee
Investment management
Insurance (10%)
• Specializes in commercial property and
casualty insurance
• Gross premiums for the first nine months of
2005 were $53 million
* Numbers in ( ) are a percentage of total noninterest income

Captive Insurance
• The captive insurance market has grown 15% annually over the last 3 years
• Vermont is the U.S. domicile of choice for captive insurance companies
– 65% of the active captive insurers bank with Chittenden*
• Vermont has more captive insurance companies than all other states combined
• Over $260 million in bank deposits and over $848 million in Institutional
Trust Assets under administration
• Over $61 million in stand-by letters of credit that are fully collateralized by cash or government securities held in trust at Chittenden Bank
*Some Chittenden customers have more than one captive
527
597
674
717
742
0
200
400
600
800
2001 2002 2003 2004 9/05
Captives in Vermont

Government Banking
• Leader in government banking for Vermont
• Expanding our presence within the Massachusetts and New Hampshire franchises
• Customers use a wide array of transaction, loan and deposit products
• Over $157 million in loan balances and $448 million in deposits and repos
Deposits & Repurchase Agreements
VT
60%
MA
17%
NH
23%
Loans
VT
77%
MA
17%
NH
6%

Mortgage Banking
• Originations for 2004 were $693 million, and $471 million for the first nine months of 2005, of which
$491 million and $320 million, respectively, were sold in the secondary markets
• Underlying coupons in the mortgage servicing portfolio continue to decline
• Mortgage servicing portfolio of $2.1 billion at September 30, 2005 with a conservative valuation of $12.9 million or 62 basis points*
• Continued expansion through our affiliate banks into other states:
2001 2003 2004 9/05
Under 5% 0% 10% 11% 10%
5%<6% 2% 42% 52% 55%
6%<7% 38% 32% 30% 29%
7%<8% 50% 12% 6% 5%
Over 8% 10% 4% 1% 1%
*The mortgage servicing portfolio is carried at the lower of cost or market and the fair market value at September 30, 2005 was $18.8 million, or 92 basis points
Originations by Bank
FBT
4%
ONB
15%
Chittenden
68%
BWM
8%
MBT
5%

19 Wealth Management * * * * * * * * *

• Assets under administration
– Assets under discretionary management $2.0 billion
– Personal Trust/Custody 2.1 billion
– Retail Investments .2 billion
– Bond Administration Services 2.7 billion
– Captive Insurance .8 billion
– Retirement Plan Services .8 billion
Total $8.6 billion
Wealth Management

Asset Management Services
• Services include asset management and
personal trust
• Over $2.0 billion in assets under
management
• Over $2.1 billion in assets under
administration
• Average relationship size of $1.2 million
• Average managed account fee of 70 bps
• Operating margin of approximately 40%
As of 9/30/05
Assets Under Management
54%
36%
10%
0%
20%
40%
60%
Equity Bonds Cash

Wealth Management
Retail Investments – Broker/Dealer
• Over $182 million in assets under
administration
• 2005 Revenue:
– 5% Annuity
– 80% Brokerage
– 15% Other
• Serving over 7,200 customers in four states
Bond Administration Services
• Operates throughout New England
• Over $2.7 billion in assets under
administration
• Total revenue for the first nine months of
2005 was $2.2 million
Revenue by State
VT
80%
MA
15%
NH/ME
5%
Bond Administration Services
2%
53%
30%
15%
0% 20% 40% 60% 80%
VT
MA
NH
ME

23 Financial Performance * * * * * * * * *

Consistent Superior Financial Performance
Strong net interest margin
Low cost stable sources of funding and excellent liquidity position
Strong fee based revenues in targeted businesses
Conservative reserves and excellent credit quality
Strong capital base
*SNL Securities $5-$10 Billion index
Net Interest Margin
4.53%
4.12%
4.21%
4.31%
4.08%
4.20%
3.82%
3.89%
3.86%
4.74%
3.00%
4.00%
5.00%
2001 2002 2003 2004 9/05
CHZ SNL*

Average Cost of Funds Average Cost of Deposits
*SNL Securities $5-$10 Billion index
1.3%
1.9%
0.8%
1.0%
1.6%
2.8%
1.4%
1.7%
2.3%
3.6%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2001 2002 2003 2004 9/05
CHZ SNL*
Average Yield on Securities
Average Yield on Loans
7.7%
6.5%
5.5%
8.0%
6.9%
6.0%
5.7%
6.3%
6.0%
5.4%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
2001 2002 2003 2004 9/05
CHZ SNL*
6.0%
5.2%
6.4%
5.6%
4.4%
4.3% 4.3%
4.2%
4.3%
4.1%
3.0%
5.0%
7.0%
9.0%
2001 2002 2003 2004 9/05
CHZ SNL*
1.7%
1.1%
0.7%
0.9%
1.5%
2.7%
1.1%
1.3%
2.0%
3.2%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2001 2002 2003 2004 9/05
CHZ SNL*

Noninterest Income
Business
Services
18%
Mortgage
Banking
23%
Deposit
Services
22%
Other
9%
Wealth
Management
28%
Business
Services
26%
Mortgage
Banking
15%
Deposit
Services
25%
Other
6%
Wealth
Management
28%
9/30/05
*SNL Securities $5-$10 Billion index
12/31/01
Noninterest Income/Operating Revenue
27.20%
25.25%
22.46%
24.56%
30.79%
26.66%
25.13%
29.98%
31.75%
26.66%
15.00%
25.00%
35.00%
2001 2002 2003 2004 9/05
CHZ SNL*

Noninterest Expense
12/31/01
9/30/05
*SNL Securities $5-$10 Billion index
Benefits
12%
Occupancy
14%
DP Exp
2%
Other
23%
Compensation
49%
Benefits
10%
Occupancy
13%
DP Exp
8%
Other
24%
Compensation
45%
Efficiency Ratio
56.13%
58.56%
54.59%
56.91%
56.56%
60.48%
57.38%
58.64%
58.96%
58.87%
52%
54%
56%
58%
60%
62%
2001 2002 2003 2004 9/05
CHZ SNL*

Financial Summary
2001 2002 2003 2004 9/04** 9/05**
Per Common Share
Earnings Diluted Earnings $1.44 $1.57 $1.66 $1.61 $1.18 $1.31
Cash Earnings* $1.49 $1.59 $1.70 $1.65 $1.21 $1.34
Dividends $0.61 $0.63 $0.64 $0.70 $0.52 $0.54
Book Value $9.25 $10.49 $12.66 $13.38 $13.21 $13.89
Tangible Book Value $8.42 $8.87 $7.44 $8.28 $8.07 $8.85
Ratios Dividend Payout Ratio 42.15% 39.88% 37.84% 42.45% 42.76% 40.72%
Return on Average Equity 16.55% 16.12% 13.90% 12.70% 12.54% 13.04%
Return on Average Tangible Equity* 18.54% 19.27% 22.92% 21.43% 21.30% 21.01%
Return on Average Assets 1.51% 1.40% 1.29% 1.27% 1.26% 1.34%
Return on Average Tangible Assets* 1.57% 1.44% 1.37% 1.36% 1.35% 1.42%
Net Interest Margin 4.74% 4.53% 4.12% 4.21% 4.19% 4.31%
Efficiency Ratio 56.13% 58.56% 60.48% 57.38% 58.61% 56.56%
Credit NPAs to Loans & OREO 0.46% 0.49% 0.39% 0.49% 0.54% 0.41%
Loan Loss Reserve to Loans 1.59% 1.62% 1.54% 1.45% 1.47% 1.39%
Net Charge-Offs to Average Loans 0.24% 0.28% 0.16% 0.07% 0.05% 0.04%^
Capital Tangible 8.19% 7.29% 6.02% 6.58% 6.46% 6.74%
Leverage 7.99% 9.28% 7.79% 8.42% 8.39% 9.08%
Tier 1 10.32% 12.25% 10.07% 10.44% 10.51% 10.72%
Risk-Based 11.57% 13.50% 11.32% 11.64% 11.76% 11.89%
* see Appendix
** for the nine months ending
^annualized

29 Risk Management * * * * * * * * *

Credit Quality
Net Charge-offs to Average Loans
NPAs to Loans & OREO
0.46%
0.49%
0.71%
0.75%
0.65%
0.44%
0.49%
0.39%
0.41%
0.60%
0.35%
0.45%
0.55%
0.65%
0.75%
0.85%
2001 2002 2003 2004 9/05
CHZ SNL*
Reserves/Loans
*SNL Securities $5-$10 Billion index
0.24%
0.28%
0.33%
0.27%
0.19%
0.07%
0.16%
0.04%^
0.35%
0.20%
0.00%
0.15%
0.30%
0.45%
2001 2002 2003 2004 9/05
CHZ SNL*
1.59%
1.62%
1.35%
1.41%
1.44%
1.45%
1.54%
1.39%
1.18%
1.29%
1.00%
1.20%
1.40%
1.60%
1.80%
2001 2002 2003 2004 9/05
CHZ SNL*
^annualized

Granularity of Non-Accrual Loans
As of 9/30/2005
Size of Total
Relationship
Book
Balance %
>$1.0 MM $6,375 35%
$500 M to $1 MM 3,866 21%
$100 M to $500 M 5,355 29%
<$100 M 2,703 15%
Total $18,299 100%

Interest Rate Risk
• Net Interest Income Sensitivity (Shocked)*
+200 bps +1.99%
+100 bps +1.04%
-100 bps –0.74%
-200 bps –5.04%
• Static Gap
6 month  -5.37% 12 month 0.07%
• Net Income Sensitivity (Shocked)*
+200 bps +3.31%
+100 bps +1.79%
-100 bps -1.48%
-200 bps -9.14%
• Naturally Hedged
• Net Interest Income Sensitivity (Ramped)*
+50 bps +0.62%
+25 bps +0.30%
-25 bps –0.43%
-50 bps –1.90%
• Net Income Sensitivity (Ramped)*
+50 bps +1.10%
+25 bps +0.54%
-25 bps -0.76%
-50 bps -3.52%
*12 month forward estimates as of 9/30/05

33 In Summary * * * * * * * * *

A Compelling Story
• Strong market share and a proven acquisition acumen
• Low risk balance sheet with a prudent growth strategy
• Diversified banking services with a solid balance of revenues
• Low exposure to volatile sectors with a fortress balance sheet
Annual Equivalent
Total Shareholder Return
Annual Equivalent
13.17%
-1.49%
1.92%
-5%
0%
5%
10%
15%
CHZ S&P 500 Dow Jones Ind
Avg
5-Year Period
13.08%
9.47%
10.36%
0%
10%
20%
30%
CHZ S&P 500 Dow Jones Ind
Avg
10-Year Period

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com
This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-
looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.

36 Appendix * * * * * * * * *

Reconciliation of non-GAAP measurements to GAAP
Tangible Ratios YTD YTD
YTD
YTD YTD YTD
Dec-01 Dec-02 Dec-03 Dec-04 Sep-04 Sep-05
Net Income (GAAP) $58,501 $63,645 $74,799 $75,127 $55,099 $61,575
Amortization of identified intangibles, net of tax 1,925 831 1,786 2,000 1,496 1,367
Tangible Net Income (A) 60,426 64,476 76,585 77,127 56,595 62,942
Average Equity (GAAP) 353,529 394,740 538,217 591,693 587,149 631,119
Average Identified Intangibles 0 9,108 22,493 21,741 22,016 19,415
Average Deferred Tax on Identified Intangibles (594) (2,280) (5,763) (6,392) (6,392) (4,960)
Average Goodwill 28,147 53,293 187,369 216,519 216,525 216,136
Average Tangible Equity (B) 325,976 334,619 334,118 359,825 355,000 400,528
Return on Average Tangible Equity (A) / (B) 18.54% 19.27% 22.92% 21.43% 21.30% 21.01%
Average Assets (GAAP) $3,871,017 $4,551,879 $5,777,538 $5,895,720 $5,838,625 $6,151,251
Average Identified Intangibles 0 9,108 22,493 21,741 22,016 19,415
Average Deferred Tax on Identified Intangibles
(594) (2,280) (5,763) (6,392) (6,392)
(4,960)
Average Goodwill 28,147 53,293 187,369 216,519 216,525 216,136
Average Tangible Assets (C) 3,843,464 4,491,758 5,573,439 5,663,852 5,606,476 5,920,660
Return on Average Tangible Assets (A) / (C)
1.57% 1.44% 1.37% 1.36% 1.35% 1.42%
Cash Earnings YTD YTD YTD YTD YTD YTD
Dec-01 Dec-02 Dec-03 Dec-04 Sep-04 Sep-05
Net Income (GAAP) $58,501 $63,645 $74,799 $75,127 $55,099 $61,575
Amortization of identified intangibles, net of tax 1,925 831 1,786 2,000 1,496 1,367
Tangible Net Income (A) 60,426 64,476 76,585 77,127 56,595 62,942
Net Income (Operating) (A) $60,426 $64,476 $76,585 $77,127 $56,595 $62,942
Average Common and Common Equivalents (B) 40,684 40,619 45,150 46,731 46,647 46,969
Cash Earnings (A) / (B) $1.49 $1.59 $1.70 $1.65 $1.21 $1.34